UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
______________________

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 19, 2017

THE CHEFS’ WAREHOUSE, INC.
(Exact Name of Registrant as Specified in Charter)
Delaware	001-35249	20-3031526
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

100 East Ridge Road, Ridgefield, CT 06877
(Address of Principal Executive Offices) (Zip Code)

Registrant’s telephone number, including area code: (203) 894-1345

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR 230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR 240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.07 Submission of Matters to a Vote of Security Holders.

At the Annual Meeting held on May 19, 2017, a total of 23,495,781 shares of the Company’s common stock, or 89.41% of the Company’s outstanding shares, were present or represented by proxies out of a total of 26,275,936 shares of common stock outstanding and entitled to vote as of the record date for the Annual Meeting. The stockholders voted on four proposals at the Annual Meeting. The results of voting on the four proposals, including final voting tabulations, are set forth below.

1. The stockholders elected Dominick Cerbone, John A. Couri, Joseph Cugine, John DeBenedetti, Steven F. Goldstone, Alan Guarino, Stephen Hanson, Katherine Oliver, Christopher Pappas and John Pappas to serve as directors to hold office until the annual meeting of stockholders to be held in 2018 and until their successors are duly elected and qualified.

Nominee	For	Withheld	Broker Non-Votes
Dominick Cerbone	20,733,582	1,859,894	902,305
John A. Couri	20,731,780	1,861,696	902,305
Joseph Cugine	20,733,582	1,859,894	902,305
John DeBenedetti	21,226,429	1,367,047	902,305
Steven F. Goldstone	21,162,017	1,431,459	902,305
Alan Guarino	21,453,558	1,139,918	902,305
Stephen Hanson	21,453,658	1,139,818	902,305
Katherine Oliver	21,472,708	1,120,768	902,305
Christopher Pappas	21,447,732	1,145,744	902,305
John Pappas	21,216,202	1,377,274	902,305

2. The stockholders approved the ratification of the selection of BDO USA, LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 29, 2017.

For	Against	Abstentions	Broker Non-Votes
23,456,019	39,562	200	NA

3. The stockholders approved, on a non-binding, advisory basis, the compensation of the Company’s named executive officers, as described in the Company’s 2017 proxy statement.

For	Against	Abstentions	Broker Non-Votes
20,584,528	2,007,612	1,336	902,305

3. The stockholders approved the material terms of the Company’s 2011 Omnibus Equity Incentive Plan, as described in the Company’s 2017 proxy statement.

For	Against	Abstentions	Broker Non-Votes
21,805,425	787,189	862	902,305

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THE CHEFS’ WAREHOUSE, INC.

By:	/s/ Alexandros Aldous
Name:	Alexandros Aldous
Title:	General Counsel and Corporate Secretary

Date:   May 22, 2017